March 10, 2022

BNY MELLON STRATEGIC FUNDS, INC.

-BNY Mellon Select Managers Small Cap Value Fund

Supplement to Current Prospectus

The following information supersedes and replaces the third paragraph in the section "Fund Details – Management" in the prospectus:

BNYM Investment Adviser serves as the fund's portfolio allocation manager. BNYM Investment Adviser is responsible for evaluating and recommending sub-advisers for the fund and determining the portion of the fund's assets to be managed by each sub-adviser. BNYM Investment Adviser also is responsible for monitoring and evaluating the performance of the sub-advisers for the fund and recommending to the fund's board whether a sub-adviser should be terminated. Elena Goncharova is primarily responsible for the evaluation, recommendation and monitoring of sub-advisers for the fund. Ms. Goncharova is a portfolio manager and investment strategist with BNY Mellon Wealth Management's Investment Strategy and Solutions Group (ISSG), a registered investment adviser. She has been employed by BNY Mellon since 2012. Ms. Goncharova also is an employee of BNYM Investment Adviser, since 2018, and performs her responsibilities for the fund in her capacity as an employee of BNYM Investment Adviser.

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